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I have been a self taught photographer for quite a while now, practicing many different styles and finally figuring out that my passion is moody visuals, mainly self portraits. In a few easy steps, with some basic elements, I will tell you how you can capture a moody portrait.
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Producer, rapper, photography and graphic novelist. This guy does pretty much everything and he does it well. I first met B.B. at Crep City three years ago, and he asked to shoot me based on my sneaker collection so we instantly hit it off.
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Vocal Investor Presentation Q4 2019

A platform to empower a new generation of creators

Vocal provides storytelling tools and engaged communities for creators, artists, entrepreneurs, and more to get discovered and fund their creativity.

Watch the video



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Earn money by sharing your stories on Vocal.
Become a Vocal creator
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For creators, by creators

Vocal's network of communities presents stories from its creators within a beautiful, mobile-first user interface.

Why creators choose Vocal:

✓ Engaged communities
✓ Monetization opportunities
✓ Safe and curated environment
✓ Beautiful, mobile-first interface
✓ No display advertising
✓ Open-canvas content creation editor
✓ It's simpler than managing a blog CMS



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I have been a self taught photographer for quite a while now, practicing many different styles and finally figuring out that my passion is moody visuals, mainly self portraits. In a few easy steps, with some basic elements, I will tell you how you can capture a moody portrait.
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The logo was designed in 1965 by Kinneir, Calvert and Associates, a UK-based design group best known for creating the model used for the majority of road signs across the world.
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Creating helps you listen to yourself, find out who you really are below the surface, and learn to separate what is truly yours and what's conditioned by outside influences. It might take some solitude and self reflection, but it's so worth it.
80s Smash Hits

How Vocal works for creators

(in three simple steps)

1. Create

Vocal's best-in-class storytelling tools make it easy for creators of all kinds to produce beautiful, engaging rich-media content.


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Her new album tackles things like depression and anxiety in a poetic and beautiful way that you can't help but fall in love with. Her voice is soft, her production style entirely unique and hypnotic.
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colorful

2. Share

Creators share stories on our communities to get discovered and connect with like-minded creators and readers.


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3. Earn

Creators can earn money every time their story is read, compete in challenges, and receive tips from fans.


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Earnings from reads
$391.23
15,893 reads
Earnings from tips
$115
17 tips
Last 30 days

"Vocal is a community for creators of all shapes and sizes. From sharing personal experiences to professional advice, creators can connect with their audience while building their brand."



Justin Maury, Vocal Founder and President of Jerrick



Diverse communities

Vocal is powered by our unique creators and their authentic stories, attracting millions of fans monthly across a network of owned-and-operated communities.

Age	Gender	Global	Device
59% 18-34	**45%** Male	**57%** US	**76%** Mobile
41% 35-54+	**55%** Female	**14%** UK	**24%** Desktop


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GAMERS
psyche
STYLED
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humans
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families

Safe communities

Vocal's proprietary moderation system leverages machine learning with human-touch curation. These internal checks and balances create a safe environment for brands, creators, and their audiences that can easily be adapted to a changing global regulatory landscape.

View our policies



- ✓ Human-led, technology assisted moderation of every story submitted
- ✓ Algorithmic detection of hate speech, nudity and copyright infringement
- ✓ Brand, creator, and audience safety enforced through community watch
- ✓ Diverse opinions are encouraged, but we reject toxic content

Powered by real creators of all shapes and sizes

Vocal appeals to creators-of-all-kinds. From emerging musicians to influential videographers, Vocal helps creators fund their creativity and build their brand.

- Podcasters
- Writers & Bloggers
- Video Creators
- Gaming Creators
- Musicians
- Creators-of-all-kinds


Savannah McKinley
Samantha Bentley
Mark Sorace
Jerome Shaw
Romon Yang
Dayna Hoskin
Dar'Jae Shyree
Jonathan Sim
Nathalia Ramos
Natalie Lennard



"To build viable communities that reward creators, we must provide a stable, sustainable, and scalable ecosystem for them."

Jeremy Frommer, CEO of Jerrick

Vocal's Virtuous Cycle

We've designed numerous revenue touch-points throughout the Vocal ecosystem, ensuring a balanced portfolio of revenue streams, sustainable infrastructures, and compounding scalability.


Creators
Subscriptions
Brands
Vocal for Brands
Audience
Tipping

Creators

Subscriptions

Upgrading to a Vocal+ paid subscription allows members to do everything they already do on Vocal, and more. From increased earnings to premium features, Vocal+ members can take advantage of opportunities and rewards to fund their creativity.

Benefits	Vocal	Vocal+
Earnings per 1000 reads	$3.80	$6.00
Tipping fees	7%	2.9%
Min. withdrawal balance	$35	$20
Vocal+ badge	No	Yes


Vocal+ Membership
Weekly creator challenges
Earn $6.00 / 1000 reads
Only 2.9% transaction fees on tips
$20 payout minimum
Vocal+ Member badge
Early access to new features
Upgrade for $9.99/month
Upgrade for $99/year (save $20)
By subscribing, you agree to our Terms of Use. Your payment method will be charged a recurring fee, unless you decide to cancel. No refunds for memberships canceled between billing cycles.

Audience

Tipping

We believe great stories deserve to be rewarded, so we introduced Tipping—micropayments powered by Stripe. With Tipping, fans can support their favorite creators by investing in their creative process. Plus, Vocal takes a platform processing fee for all tips sent. Everybody wins.

Vocal Free	Vocal+
7%	2.9%
Platform processing fee	Platform processing fee



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Sarah McDaniel
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$20
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How does it work?
9:41
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Email
johnsmith@gmail.com
Card information
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John Smith
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Brands

Vocal for Brands

Our internal content studio, Vocal for Brands, connects brands and creators to produce native experiences that include branded content, creator challenges, and bespoke services. Vocal's technology harnesses its first-party data and provides brands with a superior advantage through a non-interruptive user experience.

DAILY HARVEST HUM lull FOREO


Sponsored by Moment
Mobile Moments
Submit and tell the story behind your favorite smartphone-produced photos inspired by the fall. Winner receives a $1000 gift card for Moment.
7 days left
Upgrade to Vocal+ to participate

Scalable revenues for Vocal and its partners

We are successful when our partners earn money. Vocal's virtuous cycle for generating revenues uses Jerrick's Platform Cycle framework to create scalable and equitable opportunities for all actors and platform stakeholders.



Creators
Vocal provides best-in-class tools, moderated communities, and monetization opportunities
Creators of all shapes and sizes provide engaging content for readers
Creators pay for Vocal+ subscriptions / platform fees
Readers give creators feedback & support via tips / pledges
Vocal
Readers
Vocal provides brand safety, insightful data, and conversions
Brands provide creator produced, non-interruptive brand content
Brands pay for brand subscriptions and Vocal for Brands Agency campaigns
Readers provide brands with an engaged audience and conversions
Brands
Creator revenue
Audience revenue
Brand revenue

"It it our creators who remain the primary driving force behind Vocal's success and adoption. Vocal is just the first manifestation of Jerrick's mission to provide creators with the tools and resources to make their ideas reality."



Jeremy Frommer, CEO of Jerrick

Vocal

Vocal is owned-and-operated by Jerrick Media Holdings, Inc. (OTCQB:JMDA)

For all inquiries, please contact us at info@vocal.media